SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant   [_]

Filed by a party other than the registrant   [X]


Check the appropriate box:

[X]  Preliminary proxy statement.
[_]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2)).
[_]  Definitive proxy statement.
[_]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.


                          AQUACELL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


                              HAROLD W. PAUL, LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act  Rules 14a-6(i)(1) and 0-11.

     (1)   Title  of  each class of securities  to  which transaction applies:

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     (2)    Aggregate  number  of  securities  to  which transaction applies:

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     (3)  Per  unit  price or other underlying  value  of transaction computes pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee  paid  previously  with  preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                          AQUACELL TECHNOLOGIES, INC.

                            10410 TRADEMARK STREET
                          RANCHO CUCAMONGA, CA 91730
                          __________________________

                                   NOTICE OF
                        ANNUAL MEETING OF STOCKHOLDERS
                          _________________________

                               December 7, 2005
                          _________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of AquaCell Technologies, Inc. (the "Company") will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California 92626 on December 7, 2005, at 10:30 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

     1. To elect two directors to serve for the ensuing three-year period and until their successors are elected and qualified;

     2. To ratify the appointment of Wolinetz, Lafazan & Company, PC as independent registered public accounting firm for 2006;

     3. To ratify an amendment to the Company's Certificate of Incorporation increasing the number of authorized common shares from 40,000,000 to 75,000,000;

     4.   To ratify the amendment of the Company's 1998 Incentive Stock Plan;
and

     5. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on October 14, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                             By Order of the Board of Directors


                                             /s/ Karen B. Laustsen
                                             -----------------------------------
                                                 Karen B. Laustsen, Secretary

Rancho Cucamonga, California
October 24, 2005

                          AQUACELL TECHNOLOGIES, INC.

                            10410 TRADEMARK STREET
                          RANCHO CUCAMONGA, CA 91730
                          __________________________

                               PROXY STATEMENT
                          __________________________

                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 7, 2005
                          __________________________

     This Proxy Statement and the accompanying form of proxy is furnished to stockholders of AquaCell Technologies, Inc. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at The Center Club, 650 Town Center Drive, Costa Mesa, California 92626 on December 7, 2005, at 10:30 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted FOR the election of the nominees listed herein.

 	The Company's executive offices are located at 10410 Trademark Street, Rancho Cucamonga, CA 91730. On or about October 24, 2005, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended June 30, 2005, are to be mailed to each stockholder of record at the close of business on October 14, 2005.


                                VOTING SECURITIES
                                -----------------

     The Board of Directors has fixed the close of business on October 14, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of October 14, 2005, the Company had issued and outstanding 22,638,643 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

     The following table sets forth certain information as of October 14, 2005 (on which date 22,638,643 shares of the Company's Common Stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer whose compensation exceeded $100,000 in fiscal 2005, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.

                                          Shares of             Percentage of
                                        Common Stock            Common Stock,
Name and Address                     Beneficially Owned     Warrants and Options
--------------------------------     ------------------     --------------------
James C. Witham.................       2,047,030 (1)(2)             9.03 %
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
Karen B. Laustsen...............         591,172 (3)                2.61 %
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
Gary S. Wolff...................         503,367                    2.22 %
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
Glenn A. Bergenfield............         976,700 (4)(5)             3.46 %
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
Dr. William DiTuro..............         593,290 (4)(6)             2.58 %
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
James Barton....................         120,000 (7)                   *
10410 Trademark Street
Rancho Cucamonga, CA  91730
--------------------------------     ------------------     --------------------
All officers and directors as
a group (six persons)..........        4,651,559                   19.80 %
--------------------------------     ------------------     --------------------
 *   Less than 1%
(1) Includes an aggregate of 480,000 shares owned of record by Witham Group, LLC and JW Acquisitions, LLC which are entities in which Mr. Witham controls 100% of the outstanding equity.
(2)  Includes 30,000 options exercisable within 60 days.
(3)  Includes 15,000 options exercisable within 60 days.
(4)  Includes 160,000 options exercisable within 60 days.
(5)  Includes 241,667 common stock purchase warrants exercisable within 60 days.
(6)  Includes 163,333 common stock purchase warrants exercisable within 60 days.
(7) Includes 40,000 common stock purchase options and 40,000 common stock purchase warrants exercisable within 60 days.



                                 PROPOSAL NO. 1
                                 --------------
                             ELECTION OF DIRECTORS
                             ---------------------

     Our Restated Certificate of Incorporation provides for three classes of directors. Directors Witham and Bergenfield have been appointed to Class I and will serve until the meeting of stockholders in 2006; directors Laustsen and DiTuro have been appointed to Class II and will serve until the meeting of stockholders in 2005; and directors Wolff and Barton have been appointed to Class III and will serve until the annual meeting of stockholders in 2007. After these directors' terms expire, newly elected directors shall serve for three year terms or until their successors are duly elected and qualified.

     Two directors will be elected at the Annual Meeting to serve as directors for a term of three years. The Board of Directors has nominated William DiTuro and Karen B. Laustsen as the candidates for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of the nominees. In case either of the nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About the Nominees
------------------------------

Name                       Age   Position
----                       ---   --------
Karen B. Laustsen........   45   President, Chief Operating Officer,
                                 Secretary and Director

Dr. William DiTuro.......   50   Director

     Karen B. Laustsen is a founder of AquaCell and has served as its President, Chief Operating Officer, Secretary, and as a Director since March, 1997. Prior to founding AquaCell, Ms. Laustsen served as President of JW Acquisition Co. from May, 1996 through March, 1997. From April, 1987 through May, 1996, Ms. Laustsen served as Executive Vice President and a Director of U.S. Alcohol Testing of America, Inc. Ms. Laustsen also served on the Board of Directors of U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc. Ms. Laustsen is the wife of James C. Witham, Chairman of AquaCell.

     William DiTuro has been a Director of AquaCell since July 1997.  Dr.
DiTuro has been self-employed as a sole practitioner of general pediatrics since 1986 and has served as a clinical instructor of pediatrics at the Robert Wood Johnson Medical School. Dr. DiTuro served as a Director of U.S. Alcohol, U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc.

Information About the Other Directors and Executive Officers
------------------------------------------------------------

     The Company's other directors and executive officers are as follows:

Name                       Age   Position
----                       ---   --------

James C. Witham..........   64   Chairman of the Board and
                                 Chief Executive Officer

Gary S. Wolff............   67   Chief Financial Officer,
                                 Treasurer and Director

Glenn A. Bergenfield.....   52   Director


James Barton.............   54   Director


     James C. Witham founded AquaCell in March, 1997 and serves as its Chairman and Chief Executive Officer. Prior to founding AquaCell, Mr. Witham founded JW Acquisition Co. in May, 1996 and served as its Chief Executive Officer until March, 1997. From April, 1987 through May, 1996, Mr. Witham founded and served as Chairman, Chief Executive Officer and President of U.S. Alcohol Testing. Mr. Witham also served as Chairman and Chief Executive Officer of U.S. Alcohol's two publicly held subsidiaries, U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc. Mr. Witham is the husband of Karen B. Laustsen, President of AquaCell.

     Gary S. Wolff is a founder of AquaCell and has served as its Treasurer, Chief Financial Officer and as a Director since March, 1997. Prior to founding AquaCell, Mr. Wolff served as Chief Financial Officer and a Director of U.S. Alcohol, a publicly held company from April, 1987 through July, 1996. Mr. Wolff also served as Chief Financial Officer and as a Director of U.S. Drug Testing, Inc. and as Treasurer and a Director of Good Ideas Enterprises, Inc. He is licensed as a Certified Public Accountant in the States of New York and New Jersey and during the period from July, 1996 through March, 1997 he was self-employed as a sole practitioner of accounting.

     Glenn A. Bergenfield has been a Director of AquaCell since July 1997.
For the past fifteen years, Mr. Bergenfield has been self-employed as a sole practitioner of law in the State of New Jersey. Mr. Bergenfield served as a Director of U.S. Alcohol, and as a Director of U.S. Drug Testing, Inc. and Good Ideas Enterprises, Inc.

     James Barton was appointed as a Director in July 2005. Since September 2003 he has been a Manager of Michigan Ornamental Metals, a privately held company. From 1987 through 2003, he was President of Johnson Atelier Technical Institute in Mercerville, New Jersey.

     The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

Independence of Directors
-------------------------

     The Company is listed on the American Stock Exchange ("Amex") and follows Amex rules in determining whether a director is independent. The Board of Directors also consults with counsel to ensure that the Board's determinations are consistent with those rules and relevant securities and other laws regarding director independence. Consistent with these considerations, the Board of Directors has affirmatively determined that Glenn Bergenfield, William DiTuro and James Barton will be independent directors for the ensuing year. The remaining directors are not independent because they are employed by the Company.


Meetings and Committees of the Board of Directors
-------------------------------------------------

     During the fiscal year ended June 30, 2005 the Board of Directors held 6 meetings which all directors attended. The Board of Directors maintains an executive committee currently consisting of directors Witham, Laustsen and Wolff, which has all of the authority of the Board of Directors except as limited by applicable law. In addition we have an audit committee, a nominating committee and a compensation committee which are required to consist of a majority of outside directors. The audit committee, currently consisting of directors Bergenfield, DiTuro and Barton, oversees actions taken by our independent auditors and reviews our internal audit controls. The nominating committee, consisting of directors Bergenfield and DiTuro, oversees the selection of persons chosen to be nominated to the Board of Directors. The compensation committee, currently consisting of directors Bergenfield and DiTuro, reviews the compensation levels of our employees and makes recommendations to the Board regarding compensation. Mr. Barton was appointed to the Board and various committees in July 2005, and therefore, did not attend any meetings during the fiscal year.


Audit Committee Information and Report
--------------------------------------

General
-------

     The Company's audit committee was established in June 2000 and is currently comprised of Glenn Bergenfield, William DiTuro and James Barton. The audit committee met 4 times in the fiscal year ended June 30, 2005.

     Each member of the audit committee is an "independent director" and is "financially literate" as defined under the Amex listing standards. The Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define "financially literate" as being able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement).


Independent Auditors' Fees
--------------------------

     For the fiscal year ended June 30, 2005, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $60,000. For our fiscal year ended June 30, 2004, those fees were $57,000.


Tax Fees
--------

     For the fiscal years ended June 30, 2005 and June 2004, there were no fees billed for tax compliance, tax advice or tax planning.


All Other Fees
--------------

     For the fiscal years ended June 30, 2005 and June 30, 2004, there were no other fees billed by the Company's independent auditors.

Audit Committee Pre-Approval Policies and Procedures
----------------------------------------------------

     In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before the Company engages its independent accountant to render audit or permitted non-audit services, the engagement is approved by the audit committee. The audit committee approved all of the fees referred to in the section entitled "Independent Auditors' Fees" above for 2005.


Financial Expert on Audit Committee
-----------------------------------

     The Board of Directors does not believe that any of the audit committee members qualify as an "audit committee financial expert" within the meaning of all applicable rules. While the Board of Directors believes that each audit committee member is financially literate and has an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the Company's financial statements, including estimates, accruals and reserves, experience in analyzing or evaluating financial statements of similar breadth and complexity as the Company's financial statements, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions, none of the audit committee members has acquired these attributes through education or experience as, or actively supervising, a principal financial or accounting officer or a pubic accountant or auditor.

     Pursuant to the audit committee's written charter, which was adopted on June 1, 2000, the audit committee's responsibilities include, among other things:

     * annually reviewing and reassessing the adequacy of the committee's formal charter;

     * reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

     * reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

     * making recommendations concerning the engagement of the independent auditor;

     *  reviewing the independence of the independent auditors;

     * reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management; and

     * reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

     The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of

Directors include the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended June 30, 2005.

                                             Glenn Bergenfield
                                             William DiTuro
                                             James Barton


Code of Ethics
--------------

     In May 2004, the Board of Directors adopted a Code of Ethics that applies to the Company's directors, officers and employees, as well as those of its subsidiaries. The Company will provide any stockholder, without charge, upon request, a copy of its Code of Ethics. Requests should be sent in writing to AquaCell Technologies, Inc., 10410 Trademark Street, Rancho Cucamonga, CA 91730.
Attention: Secretary.


Executive Compensation
----------------------

     The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other executive officers whose compensation was in excess of $100,000 during the fiscal year ended June 30, 2005.

                                            Annual Compensation          Long-Term Compensation
                                       ----------------------------   ----------------------------
                                              Salary ($)                Options        All Other
Name and Principal Position            Year    (1)(2)(3)  Bonus ($)   Granted (4)(5)  Compensation
------------------------------------   ----   ----------  ---------   --------------  ------------
James C. Witham.....................   2005     256,000         --          300,000            --
Chairman of the Board and              2004     277,000     50,000          150,000            --
Chief Executive Officer                2003     316,000         --               --            --
------------------------------------   ----   ----------  ---------   --------------  ------------
Karen B. Laustsen...................   2005     154,000         --          150,000            --
President, Chief Operating Officer,    2004     167,000     25,000           75,000            --
Secretary and Director                 2003     190,000         --               --            --
------------------------------------   ----   ----------  ---------   --------------  ------------
Gary S. Wolff.......................   2005     137,000         --          150,000            --
Treasurer, Chief Financial Officer     2004     149,000     25,000           75,000            --
and Director                           2003     170,000         --               --            --
------------------------------------   ----   ----------  ---------   --------------  ------------

(1) For the fiscal year 2005 aggregate salaries accrued but not paid amounted to $260,000.
(2) Aggregate salaries actually paid in fiscal year 2003 were $109,000. $567,000 of accrued and unpaid salaries were utilized to pay principal on certain notes receivable from third parties that were personally guaranteed by the Company's executive officers.
(3) All of the salaries actually paid to the officers during fiscal 2003 represented vacation pay.
(4) 300,000 options were issued in January 2004 and vest at the rate of 20% per year over a five-year period.
(5) 600,000 options were issued in January 2005 and vest at the rate of 20% over a five-year period.

     The following table summarizes the number of options granted to the executive officers named above during the fiscal year ended June 30, 2004.

-------------------------------------------------------------------------------------------------------------
                                  Options / SAR Grants in Last Fiscal Year
                                              Individual Grants
-------------------------------------------------------------------------------------------------------------
                                                                          Potential Realizable
                                                                         Value at Assumed Annual
                                              % of Total                  Rates of Stock Price
                                            Options/Shares                  Appreciation For
                                              Granted to     Exercise       Option Term ($)(1)
                           Options/Shares      Employees       Price     -----------------------   Expiration
Name                         Granted (#)    in Fiscal Year   ($/Share)     5% ($)       10% ($)       Date
------------------------   --------------   --------------   ---------   ----------   ----------   ----------
James C. Witham.........     300,000 (2)         33.2 %         $0.55       67,200      156,600    1/04/2012
Chairman of the Board
------------------------   --------------   --------------   ---------   ----------   ----------   ----------
Karen B. Laustsen.......     150,000 (2)         16.6 %         $0.55       33,600       78,300    1/04/2012
President
------------------------   --------------   --------------   ---------   ----------   ----------   ----------
Gary S. Wolff...........     150,000 (2)         16.6 %         $0.55       33,600       78,300    1/04/2012
Chief Financial Officer
------------------------   --------------   --------------   ---------   ----------   ----------   ----------

(1) The above information concerning five percent and ten percent assumed annual rates of compounded stock price appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or to any other optionee that there will be appreciation of the stock price over the option term or that the optionee will realize any gains with respect to the options.
(2) Represents seven year options granted from the 1998 Incentive Stock Plan that vest 20% per year over a five year period.


     The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at June 30, 2005, and their value at that date if such options were in-the-money.

-------------------------------------------------------------------------------------------------------
                                      2005 Year End Option Values
-------------------------------------------------------------------------------------------------------
                                                                        Value of securities underlying
                                Number of securities underlying        unexercised in-the-money options
                              unexercised options at June 30, 2005            at June 30, 2005 (1)
                              ------------------------------------     --------------------------------
Name                            Exercisable        Unexercisable         Exercisable      Unexercisable
---------------------------   ---------------   ------------------     ---------------   --------------
James C. Witham..........          30,000              420,000               -0-               -0-
Karen B. Laustsen........          15,000              210,000               -0-               -0-
Gary S. Wolff............          15,000              210,000               -0-               -0-
---------------------------   ---------------   ------------------     ---------------   --------------

(1) At June 30, 2004, the closing price of the stock was less than the price of the options.

     The executive officers named above did not exercise any options during the fiscal year ended June 30, 2005.


Employment Agreements
---------------------

     On February 12, 2001, we entered into five-year employment agreements with each of Mr. Witham and Ms. Laustsen, and a two-year employment agreement with Mr. Wolff that expired June 30, 2005. These agreements provide for base salaries of $265,000, $160,000, and $142,000, respectively, and also provide for bonuses to be paid based upon established financial performance targets. Each of these employment agreements contains standard noncompete, confidentiality and benefit provisions, including provisions for severance compensation in the event of a termination without cause or transactions that result in a change in control of AquaCell. Each of these contracts provide that after the first year, the base salary amounts will be subject to increase by 50% of the amount of any bonus, with such bonus to be based on net sales and net income earned during the prior year. The terms of the employment agreements, including bonus criteria were reviewed and approved by the compensation committee. The Company anticipates entering into new employment agreements with its executive officers prior to the expiration of the current agreements in February 2006.

     The Company employs Michael Witham as Operations Manager by a written employment agreement pursuant to which he is paid $110,000 annually. Michael Witham is the son of James Witham, the Company's Chief Executive Officer.

     The Company employs Michael Dougherty as President of its Aquacell Media subsidiary by a written employment agreement pursuant to which he is paid $125,000 annually.

     The following table sets forth certain information at June 30, 2005 with respect to the Company's equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Company's securities.

                                                                              Number of Securities
                                                                              Remaining Available for
                      Number of Securities to be     Weighted-Average         Future Issuance under
                      Issued upon Exercise of        Exercise Price of        Equity Compensation Plans
                      Outstanding Options,           Outstanding Options,     (excluding securities
Plan Category         Warrants and Rights            Warrants and Rights      reflected in the first column)
-------------------   --------------------------     --------------------     -----------------------------
Equity Compensation
Plans Approved by              1,575,500                    $ 0.76                       424,500
Security Holders
-------------------   --------------------------     --------------------     -----------------------------
Directors Equity
Compensation                     360,000                    $ 1.00                       140,000
Plans Approved by
Security Holders
-------------------   --------------------------     --------------------     -----------------------------


Report of the Compensation Committee Concerning Compensation of Executive
-------------------------------------------------------------------------
Officers
--------

     The compensation committee of the Board of Directors met 1 time during the 2005 fiscal year. The compensation committee has not developed a formal compensation policy for the Company's executive officers.

     During fiscal 2005, Mr. Witham served as the Company's Chairman of the Board and Chief Executive Officer. Effective June 30, 2005, Mr. Witham resigned from the compensation committee. The compensation package provided to Mr. Witham and the other executive officers are based upon five (5) year and two (2) year employment agreements.

     Bonus compensation, if any, to executive officers is based generally upon the Company's fiscal performance and the availability of resources as well as the executive officer's individual performance and level of responsibility.

     Stock option awards under the Company's stock option plans are intended to attract and retain the best available talent and encourage the highest level of performance by affording key employees an opportunity to acquire proprietary interests in the Company. The executive officers are also each entitled to receive options.

                                             Glenn Bergenfield
                                             William DiTuro
                                             James Barton

Summary of 1998 Incentive Stock Plan
------------------------------------

     Our 1998 Incentive Stock Plan, covering 2,000,000 shares of our Common Stock, is administered by the compensation committee of our Board of Directors. Among the compensation committee's powers will be the authority to:

     *  interpret the plan;

     *  establish rules and regulations for its operation;

     * select officers, other key employees, consultants and advisors to receive awards; and

     *  determine the form, amount and other terms and conditions of awards.

     Directors, officers, key employees and independent contractors will be eligible to participate in the plan. The selection of participants is within the discretion of the compensation committee.

     The plan provides for the grant of any or all of the following types of awards:

     * stock options, including nonqualified stock options and incentive stock options;

     *  stock awards;

     *  stock appreciation rights;

     *  performance shares; and

     *  performance units.

     Awards may be granted by themselves, in combination or in tandem with other awards as determined by the compensation committee.

     * Under the plan, the compensation committee may grant awards in the form of nonqualified stock options or incentive stock options, shares of our Common Stock, stock appreciation rights, performance shares or performance units. The compensation committee, with regard to each stock option, will determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The following limitations are applicable under the plan: no incentive stock options may be exercisable later than ten years after the date they are granted and no nonqualified stock options may be exercisable later than fifteen years after the date they are granted;

     * the aggregate fair market value at the time of grant of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year cannot be more than $100,000;

     * the exercise price of a stock option will not be less than 100% of the fair market value of the shares of Common Stock on the date the option is granted for incentive stock options or less than 85% of the market value for non qualified stock options (or, in either case, not less than 110% of fair market value if the optionee is an officer, director or a 10% stockholder);

     * the option price must be paid by a participant by check or, in the discretion of the compensation committee, by delivery of our Common Stock; and

     * awards may be subject to such terms, conditions, restrictions or limitations, as the compensation committee deems appropriate, including restrictions on transferability and continued employment.

     Under the plan, each stock appreciation right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject to the stock appreciation right up to the date the right is exercised. Stock appreciation rights may be granted independent of, or in connection with, stock options. In the case of stock appreciation rights issued independent of stock options, the appreciation shall not be measured from a value less than 85% of the fair market value of the shares on the date of grant. If the stock appreciation rights are issued in connection with stock options, the appreciation shall be measured from not less than the option price. No stock appreciation right may be exercised earlier than six months after the date of grant or later than the earlier of the term of the related option or fifteen years after the date it was granted.

     Performance shares and units may be awarded either alone or in addition to other awards and will consist of:

     * in the case of performance shares, the right to receive shares of Common Stock or cash of equal value at the end of a specified performance period; or

     * in the case of performance units, the right to receive a fixed dollar amount, payable in cash or shares of Common Stock or a combination of both at the end of a specified performance period.

     The compensation committee may condition the performance shares or units on the attainment of specified performance goals or such other facts or criteria as the committee shall determine.

     The plan provides that awards shall not be transferable otherwise than by law or by will or the laws of descent and distribution. However, the compensation committee may permit the transferability of an award to members of the participant's immediate family or trusts or family partnerships for the benefit of such family members.

     The Board of Directors has the right to amend, suspend or terminate the plan at any time, subject to the rights of participants under any outstanding awards. However, no amendment to the plan may be made without the approval of our stockholders if such approval is required by law or regulatory authority.


Summary of 2002 Directors Stock Option Plan
-------------------------------------------

     The 2002 Directors Plan is intended to encourage stock ownership by non-employee directors and thereby enhance their proprietary interest in the Company. The Company currently has two (2) non-employee directors serving on the Board of Directors, whose service as directors is compensated solely by the issuance of stock options. These directors do not receive any cash compensation for their service as directors.

     A summary of the significant provisions of the 2002 Directors Plan is set forth below.

Shares Subject to the 2002 Directors Plan

     No more than 500,000 shares of common stock may be issued pursuant to the exercise of options granted under the 2002 Directors Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the 2002 Directors Plan.

Participation

     The Committee is authorized to grant non-qualified options under the 2002 Directors Plan from time to time to such non-employee directors of the Company as the Committee, in its sole discretion, may determine.

Terms of Options

     The Committee has the discretion to fix the term of each option granted under the 2002 Directors Plan, except past the maximum length of term of each option is ten (10) years, subject to earlier termination as provided in the 2002 Directors Plan.

Administration of the 2002 Directors Plan

     The 2002 Directors Plan is administered by a committee (the "Committee") consisting of two or more persons who are appointed by, and serve at the pleasure of, the Board and each of whom is a "disinterested person" as that term is defined in Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934.

Subject to the express provisions of the 2002 Directors Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the committee may take into account the nature and period of service of eligible directors, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

     The Committee may amend, suspend or terminate the 2002 Directors Plan at any time, except that no amendment may be adopted without the approval of shareholders which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options granted under the Plan; (ii) change the eligibility requirements for participation in the 2002 Directors Plan; or
(iii) extend the term of any incentive stock options or the period during which any incentive stock options may be granted under the 2002 Directors Plan.

     Unless the 2002 Directors Plan is terminated earlier by the Board, the 2002 Directors Plan will terminate on December 31, 2012.


Nominating Committee Information
--------------------------------

     In August 2004, the Board of Directors established a nominating committee that is presently comprised of Glenn Bergenfield, William DiTuro and James Barton, each an independent director under Amex listing standards. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on the Company's Board of Directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. The nominating committee does not yet have a formal written charter, not has it established any formal selection criteria for nominees. However, the nominating committee intends to adopt a written charter by the date of the Annual Meeting, which will include the criteria, if any, established. The Company has not yet established a method by which stockholders may propose to the nominating committee candidates for selection as nominees for directors. The Company intends to establish such a procedure by the date of the Annual Meeting.

     During the fiscal year ended June 30, 2005, the nominating committee met 2 times.


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires AquaCell's directors and executive officers to file with the SEC initial reports of ownership and changes in ownership of AquaCell's Common Stock during the fiscal year ended June 30, 2005. AquaCell believes that its officers and directors complied with all these filing requirements during the fiscal year other than two reports on Form 4 which were inadvertently not timely filed by Messrs. Bergenfield and DiTuro reporting stock purchases. In each case, the director timely filed corrective reports on Form 5. The Company has relied upon the representations of its directors and executive officers. The Company does not believe any other stockholders are subject to Section 16(a) filing requirements.

                            Stock Performance Graph

     The graph depicted below shows a comparison of cumulative stockholder returns for the Company, the American Stock Exchange Index and the Company's peer group.

                          Total Return To Shareholders
                      (Includes reinvestment of dividends)

                                               ANNUAL RETURN PERCENTAGE
                                                     Years Ending
                                      ------------------------------------------
Company Name / Index                   Jun01    Jun02    Jun03    Jun04    Jun05
--------------------------------------------------------------------------------
AQUACELL TECHNOLOGIES INC             -10.00   -81.56   261.45   -70.33   -57.30
AMERICAN STOCK EXCHANGE                -2.12    -2.70     8.53    28.95    23.57
NEW PEER GROUP                         -6.34   -40.82    32.42    12.76    -8.97
OLD PEER GROUP                         19.95    28.22   -26.38    45.21    33.54

                                                   INDEXED RETURNS
                                                     Years Ending
                               Base   ------------------------------------------
                             Period
Company Name / Index        12Feb01    Jun01    Jun02    Jun03    Jun04    Jun05
--------------------------------------------------------------------------------
AQUACELL TECHNOLOGIES INC       100    90.00    16.60    60.00    17.80     7.60
AMERICAN STOCK EXCHANGE         100    97.88    95.23   103.36   133.29   164.70
NEW PEER GROUP                  100    93.66    55.43    73.40    82.77    75.35
OLD PEER GROUP                  100   119.95   153.80   113.23   164.42   219.57


New Peer Group                               Old Peer Group
--------------------------------------------------------------------------------
CLEAR CHANNEL COMMUNICATIONS                 IONICS INC
NEWS CORP                                    PENTAIR INC
                                             VEOLIA ENVIRONNEMENT -ADR


            [COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN GRAPH]

                                  PROPOSAL NO. 2
                                  --------------
          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          ------------------------------------------------------------

     On August 6, 2005, the Board of Directors selected Wolinetz, Lafazan & Company, PC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

     Although neither federal nor state law requires the approval of the auditors by stockholders, the Board believes that, in view of the importance of financial statements to the stockholders, the selection of independent public accountants should be passed on by stockholders. Accordingly, approval of the following resolution will be requested at the Meeting:

      "RESOLVED, that the Board of Directors appointment of Wolinetz, Lafazan & Company, PC to serve as the Company's independent public accountants for fiscal year ending June 30, 2006 be, and the same hereby is ratified and approved."

     The Board of Directors recommends a vote FOR the foregoing resolution. In the event that stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

     A representative of Wolinetz, Lafazan & Company, PC will be present at the Annual Meeting or available by telephone. The Company has been informed that the representative does not intend to make any statement to the stockholders at the Annual Meeting, but will be available to respond to appropriate questions from stockholders.


                                 PROPOSAL NO. 3
             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

     On July 19, 2005 the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation to permit the Company to issue up to 75,000,000 shares of common stock. The resolution was as follows:

     "RESOLVED, that the Company's Certificate of Incorporation shall be amended to increase the common shares that the Company is authorized to issue from 40,000,000 to 75,000,000 shares."

     The Board directed that the amendment be voted on by stockholders.

     The Company is currently authorized and permitted to issue up to 40,000,000 aggregate shares of common stock. As of September 30, 2005, 22,638,643 shares of common stock were issued and outstanding. Approximately 2,500,000 additional shares were reserved for issuance under the Company's compensation and benefit plans and 9,179,012 shares were reserved for issuance under outstanding common stock purchase warrants and 988,000 were reserved for issuance upon conversion of preferred stock. As of September 30, 2005 the Company could issue 4,694,345 shares of common stock. The Board would like to increase the number of shares of common stock that the Company can issue for possible acquisitions, financings and other corporate purposes.

     The Board can issue shares from time to time in accordance with SEC and AMEX rules without obtaining the approval of stockholders. If this proposal is approved, all or any of the authorized shares may be issued without further shareowner action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the shareowners for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareowners would reduce the proportionate interest in the Company of each shareowner.

     Newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote pershare and to receive dividends paid by the Company. Although the authorization would not, in itself, have any effect on your rights as a stockholder, issuance of additional shares of common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights and earnings per share. Stockholders do not have preemptive rights.

     While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized common stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

     The affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting is required to approve this amendment of the Company's Certificate of Incorporation increasing the authorized shares the Company cn issue from 40,000,000 to 75,000,000.

     The board of Directors recommends that you vote FOR the amendment of the Company's Certificate of Incorporation.


                                 PROPOSAL NO. 4
              AMENDMENT OF THE COMPANY'S 1998 INCENTIVE STOCK PLAN

     In order to provide the Company the ability to issue options, the Board adopted the 1998 Incentive Stock Plan (the "1998 Plan") on August 28, 1998. The 1998 Plan is intended to encourage stock ownership by officers, employees, independent contractors and advisors of the Company and thereby enhance their proprietary interest in the Company.

     The 1998 Plan originally authorized the issuance of up to 1,000,000 common shares. This amount was amended by resolution and subsequent ratification by the stockholders on December 2, 2003 authorized the issuance of up to 2,000,000 common shares. On October 10, 2005 the Board of Directors adopted a resolution, subject to shareholder approval, to amend the 1998 Plan to increase the number of shares issuable thereunder from 2,000,000 to 3,000,000. The Board of Directors believes that stock options are valuable tools for the recruitment, retention and motivation of qualified employees, including officers and other persons who can contribute materially to the Company's success. As of June 30, 2005, options to purchase 1,575,500 shares were outstanding under the 1998 Plan. The Board of Directors believes that equity ownership by management and other employees has contributed to the Company's growth over the past five years. The Board believes that it is important to have additional shares available under the 1998 Plan to provide adequate incentives to the Company's growing workforce and to continue aligning the interests of management with those of the Company's stockholders. A summary of the significant provisions of the 1998 Plan, as amended from 2,000,000 shares to 3,000,000 shares is set forth below.

Administration of the 1998 Plan

     The 1998 Plan is administered by the compensation committee (the "Committee") consisting of two or more persons who are appointed by, and serve at the pleasure of, the Board and each of whom is a "disinterested person" as that term is defined in Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934. Subject to the express provisions of the 1998 Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant. Options are designated at the time of grant as either "Incentive Stock Options" intended to qualify under Section 422 of the Internal Revenue Code (the "Code") or "non-qualified options" which do not so qualify.

     The Committee may amend, suspend or terminate the 1998 Plan at any time, except that no amendment may be adopted without the approval of shareholders which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options granted under the Plan; (ii) change the eligibility requirements for participation in the 1998 Plan; (iii) permit the grant of any incentive stock option under the 1998 Plan with an option price of less than 10% of the fair market value of the shares at the time such incentive stock option is granted; or (iv) extend the term of any incentive stock options or the period during which any incentive stock options may be granted under the 1998 Plan.

     Unless the 1998 Plan is terminated earlier by the Board, the 1998 Plan will terminate on December 31, 2008.

Shares Subject to the Plan

     No more than 3,000,000 shares of Common Stock may be issued pursuant to the exercise of options granted under the 1998 Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the 1998 Plan.

     Under certain circumstances involving a change in the number of shares of Common Stock without the receipt by the Company of any consideration therefore, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 1998 Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1998 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. An option may not be transferred other than by, will or by the laws of descent and distribution, and during the lifetime of the option holder may be exercised only by such holder.

Participation

     The Committee is authorized to grant incentive stock options from time to time to such employees of the Company as the Committee, in its sole discretion, may determine. Employees of the Company, advisors and independent contractors providing services to the Company are eligible to receive non-qualified options under the 1998 Plan. There are approximately 20 people who may participate in the 1998 Plan at the present time.

Option Price

     The exercise price of each option is determined by the Committee, but may not, in the case of incentive stock options, be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. In the case of non-qualified options, the option price per share may be less than, equal to or greater than the fair market value of the shares of Common Stock covered by the option on the date the option is granted but not less than 85% of the Fair Market Value of the Common Stock shares on the grant date. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the incentive stock option on the date the option is granted.

Terms of Options

     The Committee has the discretion to fix the term of each option granted under the 1998 Plan, except past the maximum length of term of each option is 10 years, subject to earlier termination as provided in the Plan.

Required Vote

     The affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting is required to approve the 1998 Plan pursuant to the following resolution:

     "RESOLVED, that the Company's 1998 Stock Option Plan be amended to provide for the issuance of up to 3,000,000 shares in the aggregate."

     The Board of Directors recommends that you vote FOR the amendment of the 1998 Plan.


           2006 ANNUAL MEETING STOCKHOLDER PROPOSAL AND NOMINATIONS
           --------------------------------------------------------

     In order for any stockholder proposal to be presented at the annual meeting of stockholders to be held in 2006 or to be eligible for inclusion in the Company's proxy statement for such meeting, they must be received by the Company at its principal executive offices by June 16, 2006. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the stockholder making the proposal and the disclosure of that stockholder's number of shares of common stock owned, length of ownership of the shares, representation that the stockholder will continue to own the shares through the stockholder meeting, intention to appear in person or by proxy at the stockholder meeting and material interest, if any, in the matter being proposed.

     The Company has not yet established a method by which stockholders may propose to the nominating committee candidates for selection as nominees for directors. The Company intends to establish such a procedure by the date of the Annual Meeting.


         OTHER STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
         ------------------------------------------------------------

     The Board of Directors provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with the Board of Directors, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of AquaCell Technologies, Inc., 10410 Trademark Street, Rancho Cucamonga, California 91730. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.


                        DISCRETIONARY VOTING OF PROXIES
                        -------------------------------

     Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company's management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2006 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at the Company's principal office in Rancho Cucamonga, California, not later than September 23, 2006.


                      WHERE YOU CAN FIND MORE INFORMATION
                      -----------------------------------

     We are a public company and file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov. In addition, you can read and copy our SEC filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, D.C. 20006.

     You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with information that is different from what is contained or incorporated in this Proxy Statement. This document is dated October 24, 2005. You should not assume that the information in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.


               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
               -----------------------------------------------

     The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference the documents listed below:

     * Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, which accompanies this Proxy Statement.

     We will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon request, a copy of any and all documents incorporated by reference in this Proxy Statement. Requests for such copies should be made to Gary S. Wolff, Chief Financial Officer of the Company, 10410 Trademark Street, Rancho Cucamonga, California 91730 or by calling (800) 326-5222.


                            SOLICITATION OF PROXIES
                            -----------------------

     The solicitation of proxies in the enclosed form is made on behalf of the company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.


                                 OTHER MATTERS
                                 -------------

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                             Karen B. Laustsen, Secretary

Rancho Cucamonga, California
October 24, 2005

                                  PROXY CARD

                          AQUACELL TECHNOLOGIES, INC.

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 7, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned Stockholder(s) of AQUACELL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints James C. Witham, Proxy, with full power of substitution in the name, place and stead of the undersigned, to vote the Annual Meeting of Stockholders of the Company to be held on December 7, 2005 and at all adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters.

                       (Continued and to be signed below)




                             - DETACH PROXY CARD HERE -
================================================================================
                                     PROXY

1. Election of two Directors: William DiTuro and Karen B. Laustsen [ ] FOR the nominee listed above
   [  ] WITHHOLD AUTHORITY to vote for the nominees listed above

2. To ratify the appointment of Wolinetz, Lafazan & Company, PC as Independent Registered Public Accounting Firm for 2006.
   [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

3. To ratify an amendment to the Company's Certificate of Incorporation increasing the number of authorized common shares.
   [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

4. To ratify an amendment to the Company's 1998 Incentive Stock Plan.
   [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                            COMPANY ID:

                           PROXY NUMBER:

                          ACCOUNT NUMBER:


Signature ___________________ Signature ___________________ Date _________, 2005

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.